Exhibit 10.7

AMENDMENT TO CREDIT AGREEMENT

July 15, 2013

AMENDMENT TO CREDIT AGREEMENT, dated as of January 30, 2009, as amended on November 1, 2010, and amended and restated as of November 29, 2010 (the “Agreement”), by and between IPSCO Tubulars Inc., a company incorporated and organized under the laws of Delaware, as the borrower (the “Borrower”) and OAO “TMK”, a company organized under the laws of the Russian Federation, as the lender (together with any successors, assignees or transferees thereof, the “Lender”).

RECITALS

WHEREAS, the Borrower and the Lender entered into a Credit Agreement dated as of January 30, 2009 amended on November 1, 2010, and amended and restated as of November 29, 2010 (the “Credit Agreement”) providing for a working capital term loan or loans in an aggregate amount not to exceed $300 000 000,00 (the “Limit Amount”) to be made by the Lender in favor of the Borrower;

NOW, THEREFORE, in consideration of the foregoing premises, and the covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the parties hereto agree to amend the Credit Agreement from July 1st, 2013 as follows:

1.    Amend clause 1.01 Definitions:

“Maturity Date” means November 29, 2018.

2.    Amend clause 2.03. (item (i) of sub-clause (a)):

2.03. Interest

(a)	Interest Rate and Payment

(i)	Each Loan shall bear interest on the unpaid principal amount thereof, from and excluding the funding date for such Loan to and including the due date or the date of any repayment thereof, at a rate per annum equal to 8.5%.

3.    Amend Exhibit B “Payment Schedule” as enclosed hereto.

4.    Governing Law. This Amendment shall be construed in accordance with, and this Amendment and all claims and causes of action arising out of the transactions contemplated hereby shall be governed by, the laws of the State of New York.

5.    Headings. The descriptive headings contained in this Amendment are provided for convenience of reference only and shall not affect in any way the meaning or interpretation of this Amendment.

6.    Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

7.    Severability. If any term, provision, covenant or restriction contained in this Amendment is held by a Governmental Authority to be invalid, illegal, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and this Amendment shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable term, provision, covenant or restriction or any portion thereof had never been contained herein.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

Borrower:

IPSCO TUBULARS INC.

By:	/s/ Peter Dimitri Galitzine

Name:	Peter Dimitri Galitzine
Title:	Chairman

OAO TMK

By:	/s/ Tigran Petrosyan

Name:	Tigran Petrosyan
Title:	Deputy of General Director

Exhibit B “PAYMENT SCHEDULE”

272 250 000	Principal amount	PREPAYMENT OF PRINCIPAL 11/24/10	TMK
12,00%	Rate - 2010	PREPAYMENT OF PRINCIPAL MO . 1	81 000 000,00
10,00%	Rate - 2011 and June 2013
8,50%	Rate - July 2013 and beyond
	ABL Intercompany loan effective date	29.11.2010
1 995 000	Partial Month Payment	29.11.2010	20 .12.2010 Days
2 850 000	Month payment	7/31/2020-Loan Maturity	See List “A”

Month	Open balance - principal	Interest payment	Principal repayment	Closing balance - principal
02.12.2010	$272 250 000,00	$—	81 000 000,00	$191 250 000,00
20.12.2010	$191 250 000,00	$2 288308,22	$561 691,78	$190 688 308,22
20.01.2011	$190 688 308,22	$1 734 479,95	$1 115 520,05	$189 572 788,17
20.02.2011	$189 572 788,17	$1 610 070,26	$1 239 929,74	$188 332 858,43
20.03.2011	$188 332 858,43	$1 444 745,22	$1 405 254,78	$186 927 603,65
20.04.2011	$186 927 603,65	$1 587 604,30	$1 262 395,70	$185 665 207,95
20.05.2011	$185 665 207,95	$1 526 015,41	$1 323 984,59	$184 341 223,36
20.06.2011	$184 341 223,36	$1 565 637,79	$1 284 362,21	$183 056 861,15
20.07.2011	$183 056 861,15	$1 504 576,94	$1 345 423,06	$181 711 438,09
20.08.2011	$181 711 438,09	$1 543 302,62	$1 306 697,38	$180 404 740,71
20.09.2011	$180 404 740,71	$1 532 204,65	$1 317 795,35	$179 086 945,36
20.10.2011	$179 086 945,36	$1 471 947,50	$1 378 052,50	$177 708 892,85
20.11.2011	$177 708 892,85	$1 509 308,41	$1 340 691,59	$176 368 201,26
20.12.2011	$176 368 201,26	$1 449 601,65	$1 400 398,35	$174 967 802,91
20.01.2012	$174 967 802,91	$1 483 408,44	$1 366 591,56	$173 601 211,35
20.02.2012	$173 601 211,35	$1 470 392,77	$1 379 607,23	$172 221 604,13
20.03.2012	$172 221 604,13	$1 364 597,41	$1 485 402,59	$170 736 201,54
20.04.2012	$170 736 201,54	$1 446 126,30	$1 403 873,70	$169 332 327,84
20.05.2012	$169 332 327,84	$1 387 969,90	$1 462 030,10	$167 870 297,74
20.06.2012	$167 870 297,74	$1 421 852,25	$1 428 147,75	$166 442 149,98
20.07.2012	$166 442 149,98	$1 364 279,92	$1 485 720,08	$164 956 429,90
20.08.2012	$164 956 429,90	$1 397 171,95	$1 452 828,05	$163 503 601,85
20.09.2012	$163 503 601,85	$1 384 866,57	$1 465 133,43	$162 038 468,42
20.10.2012	$162 038 468,42	$1 328 184,17	$1 521 815,83	$160 516 652,59
20.11.2012	$160 516 652,59	$1 359 567,28	$1 490 432,72	$159 026 219,87
20.12.2012	$159 026 219,87	$1 303 493,61	$1 546 506,39	$157 479 713,47
20.01.2013	$157 479 713,47	$1 336 202,22	$1 513 797,78	$155 965 915,70
20.02.2013	$155 965 915,70	$1 324 642,02	$1 525 357,98	$154 440 557,72
20.03.2013	$154 440 557,72	$1 184 749,48	$1 665 250,52	$152 775 307,20
20.04.2013	$152 775 307,20	$1 297 543,71	$1 552 456,29	$151 222 850,91
20.05.2013	$151 222 850,91	$1 242 927,54	$1 607 072,46	$149 615 778,45
20.06.2013	$149 615 778,45	$1 270 709,35	$1 579 290,65	$148 036 487,81
20.07.2013	$148 036 487,81	$1 095 064,43	$1 754 935,57	$146 281 552,24
20.08.2013	$146 281 552,24	$1 056 032,58	$1 793 967,42	$144 487 584,82
20.09.2013	$144 487 584,82	$1 043 081,61	$1 806 918,39	$142 680 666,43
20.10.2013	$142 680 666,43	$996 810,14	$1 853 189,86	$140 827 476,57
20.11.2013	$140 827 476,57	$1 016 658,63	$1 833 341,37	$138 994 135,20
20.12.2013	$138 994 135,20	$971 054,92	$1 878 945,08	$137 115 190,12
20.01.2014	$137 115 190,12	$989 858,98	$1 860 141,02	$135 255 049,10
20.02.2014	$135 255 049,10	$976 430,29	$1 873 569,71	$133 381 479,39
20.03.2014	$133 381 479,39	$869 720,33	$1 980 279,67	$131 401 199,72
20.04.2014	$131 401 199,72	$948 608,66	$1 901 391,34	$129 499 808,38
20.05.2014	$129 499 808,38	$904 724,69	$1 945 275,31	$127 554 533,07
20.06.2014	$127 554 533,07	$920 838,89	$1 92 9161,11	$125 625 371,96
20.07.2014	$125 625 371,96	$877 656,71	$1 972 343,29	$123 653 028,67

Month	Open balance - principal	Interest payment	Principal repayment	Closing balance - principal
20.08.2014	$123 653 028,67	$892 673,23	$1 957 326,77	$121 695701,90
20.09.2014	$121 695 701,90	$878 542,94	$1 971 457,06	$119 724244,84
20.10.2014	$119 724 244,84	$836 429,66	$2 013 570,34	$117 710674,50
20.11.2014	$117 710 674,50	$849 774,32	$2 000 225,68	$115 710448,82
20.12.2014	$115 710 448,82	$808 388,07	$2 041 611,93	$113 668836,89
20.01.2015	$113 668 836,89	$820 595,58	$2 029 404,42	$111 639432,47
20.02.2015	$111 639 432,47	$805 944,94	$2 044 055,05	$109 595377,42
20.03.2015	$109 595 377,42	$714 621,91	$2 135 378,09	$107 459999,33
20.04.2015	$107 459 999,33	$775 772,87	$2 074 227,13	$105 385772,20
20.05.2015	$105 385 772,20	$736 256,76	$2 113 743,24	$103 272028,96
20.06.2015	$103 272 028,96	$745 539,17	$2 104 460,83	$101 167568,13
20.07.2015	$101 167 568,13	$706 787,12	$2 143 212,88	$99 024355,25
20.08.2015	$99 024 355,25	$714 874,45	$2 135 125,55	$96 889229,70
20.09.2015	$96 889 229,70	$699 460,60	$2 150 539,40	$94 738690,30
20.10.2015	$94 738 690,30	$661 873,04	$2 188 126,96	$92 550563,34
20.11.2015	$92 550 563,34	$668 139,00	$2 181 861,00	$90 368702,34
20.12.2015	$90 368 702,34	$631 342,99	$2 218 657,01	$88150045,33
20.01.2016	$88 150 045,33	$635 249,12	$2 214 750,88	$85 935294,45
20.02.2016	$85 935 294,45	$618 687,16	$2 231 312,84	$83 703981,61
20.03.2016	$83 703 981,61	$563 744,03	$2 286 255,97	$81 417725,64
20.04.2016	$81 417 725,64	$586 163,13	$2 263 836,87	$79 153888,77
20.05.2016	$79 153 888,77	$551 482,01	$2 298 517,99	$76 855370,78
20.06.2016	$76 855 370,78	$553 316,67	$2 296 683,33	$74 558687,46
20.07.2016	$74 558 687,46	$519 466,27	$2 330 533,73	$72 228153,72
20.08.2016	$72 228 153,72	$520 003,24	$2 329 996,76	$69 898156,96
20.09.2016	$69 898 156,96	$503 228,53	$2 346 771,47	$67 551385,50
20.10.2016	$67 551 385,50	$470 644,90	$2 379 355,10	$65 172030,39
20.11.2016	$65 172 030,39	$469 203,01	$2 380 796,99	$62 791233,40
20.12.2016	$62 791 233,40	$437 479,90	$2 412 520,10	$60 378713,31
20.01.2017	$60 378 713,31	$435 462,09	$2 414 537,91	$57 964175,40
20.02.2017	$57 964 175,40	$418 453,70	$2 431 546,30	$55 532629,10
20.03.2017	$55 532 629,10	$362 103,17	$2 487 896,83	$53 044732,27
20.04.2017	$53 044 732,27	$382 939,37	$2 467 060,63	$50 577671,64
20.05.2017	$50 577 671,64	$353 350,86	$2 49 6649,14	$48 081022,50
20.06.2017	$48 081 022,50	$347 105,46	$2 502 894,54	$45 578127,97
20.07.2017	$45 578 127,97	$318 422,54	$2 531 577,46	$43 046550,50
20.08.2017	$43 046 550,50	$310 760,71	$2 539 239,29	$40 507311,22
20.09.2017	$40 507 311,22	$292 429,49	$2 557 570,51	$37 949740,71
20.10.2017	$37 949 740,71	$265 128,33	$2 584 871,67	$35 364869,03
20.11.2017	$35 364 869,03	$255 305,29	$2 594 694,71	$32 770174,32
20.12.2017	$32 770 174,32	$228 942,31	$2 621 057,69	$30 149116,63
20.01.2018	$30 149 116,63	$217 651,84	$2 632 348,16	$27 516768,48
20.02.2018	$27 516 768,48	$198 648,45	$2 651 351,55	$24 865416,93
20.03.2018	$24 865 416,93	$162 136,14	$2 687 863,86	$22 177553,07
20.04.2018	$22 177 553,07	$160 103,71	$2 689 896,30	$19 487656,77
20.05.2018	$19 487 656,77	$136 146,64	$2 713 853,36	$16 773803,41
20.06.2018	$16 773 803,41	$121 093,07	$2 728 906,93	$14 044896,48
20.07.2018	$14 044 896,48	$98 121,88	$2 751 878,12	$11 293018,35
20.08.2018	$11 293 018,35	$81 526,31	$2 768 473,69	$8 524544,66
20.09.2018	$8 524 544,66	$61 540,21	$2 788 459,79	$5 736084,87
20.10.2018	$5 736 084,87	$40 074,02	$2 809 925,98	$2 926158,89
20.11.2018	$2 926 158,89	$21 124,46	$2 926 158,89	$—
20.12.2018	$—	$—	$—	$—
20.01.2019	$—	$—	$—	$—
20.02.2019	$—	$—	$—	$—
20.03.2019	$—	$—	$—	$—

		$37 310 795,54	$272 250 000,00